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
NUMBER                                              INTRUSION                              SHARES
 C                                                      .COM
INCORPORATED UNDER THE LAWS           SECURITY SOLUTIONS FOR A .COM WORLD (TM)          COMMON STOCK
OF THE STATE OF DELAWARE
                                                                                      CUSIP 46121E 10 6
THIS CERTIFICATE IS TRANSFERABLE IN                                          SEE REVERSE FOR CERTAIN DEFINITIONS
RIDGEFIELD PARK, NJ OR NEW YORK, NY             INTRUSION.COM, INC.              AND RESTRICTIONS ON TRANSFER

THIS CERTIFIES THAT




is the OWNER of

               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

                                                INTRUSION.COM, INC.

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-laws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices of the Corporation and the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

        /s/ TIMOTHY W. KINNEAR          INTRUSION.COM, INC.     DATED:
PRESIDENT AND CHIEF EXECUTIVE OFFICER        CORPORATE          COUNTERSIGNED AND REGISTERED:
          /s/ JAY R. WIDDIG                    SEAL                     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
              SECRETARY                      DELAWARE                                                   TRANSFER AGENT
                                                                                                         AND REGISTRAR
                                                                BY
                                                                                                  AUTHORIZED SIGNATURE
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                               INTRUSION.COM, INC.

        The Certificate of Incorporation of the Corporation on file in the Office of the Secretary of State of Delaware sets forth a full statement of
(i) all of the designations, preferences, limitations and relative rights of the shares of each class of capital stock authorized to be issued, (ii) the authority of the Board of Directors to fix and determine the relative rights and preferences of the shares of preferred stock which the Corporation is authorized to issue in series and, if and to the extent fixed and determined, the relative rights and preferences of any such series, (iii) the denial to stockholders of preemptive rights to acquire unissued or treasury shares or other securities of the Corporation and (iv) the denial to stockholders of the right to cumulate votes in any election of directors of the Corporation. The Corporation will furnish a copy of such statement to the record holder of this Certificate without charge on written request to the Corporation at its principal place of business or to the Transfer Agent and Registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM--as tenants in common                   UNIF GIFT MIN ACT--.......Custodian........
TEN ENT--as tenants by the entireties                               (Cust)         (Minor)
JT TEN--as joint tenants with right of                            under Uniform Gifts to Minors
        survivorship and not as tenants                           Act..........................
        in common                                                              (State)

    Additional abbreviations may also be used though not in the above list.

        For Value Received,_______________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

___________________________________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

_____________________________________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint____________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________________
                                                X ____________________________________________
                     NOTICE:                                      (SIGNATURE)
              THE SIGNATURE(S) TO THIS
              ASSIGNMENT MUST
              CORRESPOND WITH
              THE NAME(S) AS WRITTEN
              UPON THE FACE OF THE
              CERTIFICATE IN EVERY
              PARTICULAR, WITHOUT
              ALTERATION OR
              ENLARGEMENT OR ANY               X ____________________________________________
              CHANGE WHATEVER.                                    (SIGNATURE)

                                                ________________________________________________
                                                THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                                                GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                                                SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
                                                WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                                MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
                                                ________________________________________________
                                                SIGNATURE(S) GUARANTEED BY:



                                                ________________________________________________
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